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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 15, 2003


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Nebraska                        000-50139
 ----------------------------       ------------------------        ---------------------------
   (State of Incorporation)         (Commission File Number)        (IRS Employer Identification
                                                                               Number)


           1620 Dodge Street
             Stop Code 3198
            Omaha, Nebraska                                  68197-3198
--------------------------------------                      ------------
(Address of principal executive offices)                     (Zip Code)


                                 (402) 341-0500
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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(C)      Exhibits

         The Monthly Servicing Report for the monthly period ending December 31, 2002 was previously filed as Exhibit 20 to the Form 8-K filed on January 30, 2003. The revised Monthly Servicing Report for the monthly period ending December 31, 2002 filed as Exhibit 20 to this amendment replaces the previously filed Monthly Servicing Report in its entirety to correct inadvertent administrative errors.

EXHIBIT NO.                DOCUMENT DESCRIPTION


Exhibit 20                 Monthly Servicing Report



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2003          FIRST NATIONAL FUNDING LLC

                              By:    First National Funding Corporation,
                                     Managing Member


                              By     /s/ Jean L. Koenck
                                     ------------------
                                     Jean L. Koenck, Senior Vice President


Dated: March 6, 2003          FIRST BANKCARD MASTER CREDIT
                              CARD TRUST,

                              By:    First National Bank of Omaha,
                                     As Servicer of First Bankcard Master Credit
                                     Card Trust

                              By:    /s/ Jean L. Koenck
                                     ------------------
                                     Jean L. Koenck, Senior Vice President




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                                  EXHIBIT INDEX


EXHIBIT               DESCRIPTION
NO.


20                    Monthly Servicing Report